Form N-CSRS
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Gregory Shorin
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.298-7500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2019 through
                              June 30, 2019


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Semi-Annual Report
June 30, 2019 (Unaudited)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                           1-2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Statement of Cash Flows                                 11
  Notes to Financial Statements                        12-21
  Financial Highlights                                    22

PROXY VOTING POLICIES,DIVIDEND REINVESTMENT PLAN          23

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Periods Ended June 30, 2019

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, five year, ten year and fifteen year periods ended June 30, 2019. As illustrated in the graph, during this period the Fund's return was 3.76%, 0.20%, +7.65% and +5.83%, respectively, while the return of the S&P 500 was +10.41%, +10.70%, +14.70% and +8.75%,
respectively,the return of the Russell 2000 Index was -3.35%, +7.05%, +13.44% and +8.15%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +7.87%, +2.95%, +3.90% and +4.27%, respectively.

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the period January 1, 1999 through June 30, 2019. As illustrated in the graph,during this period the Fund's cumulative return was +384.73%, while the return of the S&P 500 was +253.65%, the return of the Russell 2000 Index was +387.77% and the return of the Barclays
Capital U.S. Aggregate Bond Index was +158.34%.

The returns for the Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses.The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2019 (UNAUDITED)

ASSETS

Investments, at fair value
(cost $44,698,686)                                $  42,200,260
Cash and cash equivalents, at fair value
(cost $152,241)                                         152,241
Receivables:
  Interest                                              128,126
  Dividends                                                 725
  Securities Sold                                     1,172,330
 Other Assets                                             3,464

     Total assets                                    43,657,146


LIABILITIES

Payables:
  Capital shares redeemed                             1,330,748
  Securities sold short,at fair value
    (proceeds $565,837)                                 525,894
  Transfer agency fees                                    7,125
  Custody fees                                              650
  Margin interest payable                                 1,497
  Professional fees                                      29,995
  Securities purchased                                    3,976
  Other payable                                             309

     Total liabilities                                1,900,194

NET ASSETS                                        $  41,756,952

Analysis of Net Assets:
  Common stock ($.01 par value; 25,000,000 shares      $ 21,513
  authorized;2,151,252 shares issued and outstanding)
  Paid-in surplus                                    42,611,574
  Accumulated net realized gain on investments
  and securities sold short                           1,357,634
  Accumulated  net investment income                    224,714
  Net unrealized depreciation on investments
  and securities sold short                          (2,458,483)

NET ASSETS                                           41,756,952

NET ASSET VALUE PER SHARE
 (based on 2,151,252 shares outstanding)	         $19.41


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2019 (UNAUDITED)

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 101%

Convertible Preferred Stock - 4%
United States - 4%
Blueknight Energy Partners 11.000%          103,270     529,775
Cowen Group, Inc. 5.625%                      1,020     926,925
NRC Group Holdings(144A) 7.000% (b)           3,700     375,550

Total Convertible Preferred Stock (cost $1,904,267)   1,832,250

Convertible Bonds - 77%
Bermuda - 1%
Teekay 5.000%
   Due 01-15-23                              586,000    468,675

Canada - 1%
First Majestic Silver 1.875%
  Due 03-01-23                               500,000    537,500

France-4%
Total S.A. (Reg S) 0.500%
   Due 12-02-22 (e)                        1,600,000  1,723,200

Germany-8%
Deutsche Bank AG London (JPM) 1.000%
  Due 05-01-23                             1,400,000  1,412,320
Siemens AG (Reg S) 1.650%
  Due 08-16-19 (e)                         2,000,000  2,096,000

   Total Germany                                      3,508,320

Ghana -1%
Tullow Oil Jersey Ltd. (Reg S) 6.625%       400,000     465,500
   Due 07-12-21 (e)

United States - 62%
Air Transport Services Group                 690,000    703,351
   1.125%  Due 10-15-24
Altair Engineering 0.250%                    240,000    261,112
   Due 06-01-24
Atlas Air Worldwide Holdings 1.875%          630,000    648,506
   Due 06-01-24
BioMarin Pharmaceutical, Inc. 0.599%         780,000    812,662
   Due 08-01-24 (d)
Booking Holdings 0.350%                      625,000    898,901
   Due 06-15-20
Bristow Group 4.500%                         550,000    115,500
   Due 06-01-23 (a)
Caesars Entertainment, Inc. 5.000%           250,000    429,313
   Due 10-01-24
Cowen Group, Inc. 3.000%                     205,000    236,898
   Due 12-15-22 (b)
Flexion Therapeutics 3.375%                1,400,000  1,222,375
   Due 05-01-24 (d)
HC2 Holdings (144A) 7.500%                   500,000    409,075
   Due 06-01-22 (b)
Hope Bancorp 2.000%                        1,020,000    930,750
   Due 05-15-38
IAC FinanceCo 2-A (144A)0.875%               850,000    855,313
   Due 06-15-26 (b)
Illumina, Inc.-B 0.500%                      820,000  1,267,709
   Due 06-15-21
Insmed 1.750%                                650,000    633,750
   Due 01-15-25
InterDigital, Inc. (144A)2.000%              780,000    794,664
   Due 03-01-20 (b)
Jazz Investments I 1.500%                    800,000    792,000
   Due 08-15-24
Kaman Corporation 3.250%                     500,000    586,930
   Due 05-01-24
Liberty Interactive, LLC (CHTR) 1.750%       500,000    624,917
   Due 09-30-46 (d)
Liberty Media (LSXMA) 1.375%               1,500,000  1,687,500
   Due 10-15-23(d)
Microchip Technology, Inc.                   950,000  1,122,805
   1.625% Due 02-15-27 (d)
NantHealth 5.500%                          1,130,000    734,500
   Due 12-15-21
NRG Energy, Inc. 2.750%                      530,000    567,444
   Due 06-01-48
ON Semiconductor Corporation 1.625%          530,000    645,935
   Due 10-15-23
Palo Alto Networks 0.750%                  1,170,000  1,235,052
   Due 07-01-23 (d)
Par Pacific Holdings, Inc. 5.000%            750,000    975,000
   Due 06-15-21
Pernix Therapeutics Holdings                 530,000     15,900
   4.250% Due 04-01-21 (a)
PRA Group, Inc. 3.500%                       500,000    469,228
   Due 06-01-23
RH 0.000%                                    700,000    638,785
   Due 06-15-23 (c)
Silicon Laboratories 1.375%                  200,000    249,000
   Due 03-01-22
Splunk (144A) 0.500%                         220,000    241,868
   Due 09-15-23 (b)
Splunk (144A) 1.125%                         600,000    670,860
   Due 09-15-25(b)
Square 0.500%                                950,000  1,137,031
   Due 05-15-23
Supernus Pharmaceuticals 0.625%              700,000    683,037
   Due 04-01-23
Team 5.000%                                  511,000    523,162
   Due 08-01-23
Teladoc 1.375%                               290,000    429,079
   Due 05-15-25
Theravance Biopharma 3.250%                  800,000    694,000
   Due 11-01-23
Vitamin Shoppe, Inc. 2.250%                  210,000    190,575
   Due 12-01-20
Workday, Inc. 0.250%                         300,000    448,800
   Due 10-01-22

        Total United States                          25,583,287

Total Convertible Bonds (cost $32,467,536)           32,286,482

Convertible Bond Units - 3%
France-3%
LVMH Moet Hennessy Louis Vuitton SE (Reg S)   2,990   1,343,258
   0.000% Due 02-16-21 (e)

Total Corporate Bond Units (cost $936,138)            1,343,258


Corporate Bonds - 0%
United States - 0%
Global Brokerage 7.000%                    1,356,860     76,193
   Due 02-08-23(a)

Total Corporate Bonds (cost $727,982)                    76,193

Common Stock - 9%
China-0%
Emerald Plantation Holdings (c)              180,362      5,411

United States - 9%
Cinedigm Corporation (c)                       5,001      6,751
Cumulus Media, Inc. (c)                       70,000  1,298,500
Daseke (c)                                    14,600     52,560
Emmis Communication (c)                      194,100    921,975
School Specialty, Inc. (c)                    26,500    146,280
Urban One, Inc (c)                           680,000  1,332,800

      Total United States                             3,758,866

      Total Common Stock (cost $4,849,670)            3,764,277


WARRANTS - 8%
Luxembourg-1%
Willscot Corporation, $11.50 strike price,   225,470    549,019
   expire 09-10-22 (c)

United States - 7%
Ashland Global Holdings, Inc.,                 2,260     12,414
   $1,000 strike price,expire 03-31-29 (c)
Avaya Holdings, $25.55 strike price,           8,170     16,340
   expire 12-15-22 (c)
Daseke, $11.50 strike price,                 540,200    102,638
   expire 02-27-2022 (c)
Hostess Brands, $11.50 strike price,         428,000    813,200
   expire 11-14-21 (c)
Magnolia Oil & Gas, $11.50 strike price,     156,600    523,044
   expire 7-31-23 (c)
NRC Group Holdings, $11.50 strike price,      92,500    153,550
   expire 06-15-24 (c)
Verra Mobility, $11.50 strike price,         160,000    648,000
   expire 10-17-23 (c)

      Total United States                             2,269,186

      Total Warrants(cost $2,848,177)                 2,818,205


Call Options- 0%
United States-0%
Weibo, $50.00 exercise price                   100      42,500
   expire 01-17-20 (c)

      Total Call Options (cost $180,090)                42,500

Escrow-0%
China-0%
Sino Forest Corpotation escrow            1,180,000      3,688

Georgia-0%
MIG LLC escrow                            5,158,766     25,794

United States - 0%
TerraVia Holdings 5% escrow                 690,000      6,038
TerraVia Holdings 6% escrow                 180,000      1,575

     Total United States                                $7,613
     Total Escrow (cost $784,826)                       37,095

TOTAL INVESTMENTS (cost $44,698,686)                42,200,260

SECURITIES SOLD SHORT - (1%)
Common Stock - (1%)
Canada-(1%)
Magnolia Oil & Gas Corporation               (45,414)  (525,894)

Total Common Stock (proceeds $564,030)                 (525,894)

Call Options - 0%
United States - (0%)
Pernix Therapeutics, $2.50 exercise price,       (53)         0

Total Call Options (proceeds $1,807)                          0

TOTAL SECURITIES SOLD SHORT (proceeds $565,837)       $(525,894)



(a) This security is in default and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.


    Percentages are based upon the fair value as a percent of net assets as of June 30, 2019.

See notes to financial statements.             (concluded)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)



INVESTMENT INCOME:
  Interest                                             $224,309
  Dividends                                              93,840
  Other                                                 182,767

      Total investment income                           500,916

EXPENSES:
   Custody Fees                                           5,262
   Director Fees                                          9,000
   Insurance expense                                      2,461
   Management fees                                      364,387
   Margin Interest                                       28,104
   Professional fees                                     31,572
   Transfer agency fees                                  59,977
   Dividend expense                                       2,606
   Other                                                 15,287

        Total expenses                                  518,656


NET INVESTMENT LOSS                                     (17,740)

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    1,286,469
  Net realized gain on securities sold short             71,216
  Net change in unrealized appreciation
  of investments and securities sold short            4,758,859

     Net realized and unrealized gain from
     investments and securities sold short            6,116,544


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $6,098,804

See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)


NET INCREASE IN NET ASSETS
RESULTING FROM:

OPERATIONS:
Net investment loss                                    $(17,740)
Net realized gain on investments                      1,357,685
   and securities sold short
Net change in unrealized appreciation                 4,758,859
    of investments and
    securities sold short

Net increase in net assets                            6,098,804
  resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                   0
From net capital gains                                       0
Return of capital                                            0

Net decrease in net assets resulting from                    0
   distributions to shareholders

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               150,192
Reinvestment of distributions                                 0
Payments for shares redeemed                         (4,265,515)

Net decrease in net                                  (4,115,323)
 assets resulting from capital
 share transactions

NET INCREASE IN NET ASSETS                            1,983,481

NET ASSETS - Beginning of the year                   39,773,471

NET ASSETS - End of period                          $41,756,952

ACCUMULATED NET INVESTEMENT INCOME                     $224,714

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from          $6,098,804
  operations
  Adjustments to reconcile net
  increase in net assets resulting from
  operations to net cash provided
  by operating activities:
    Net change in unrealized appreciation            (4,758,859)
        of investments and securities sold short
    Net realized gain on investments and securities  (1,357,685)
        sold short
    Net amortization and accretion                      111,519
    Purchases of investment securities              (26,925,565)
    Proceeds from sale of investment securities      33,194,070
    Purchases of securities sold short               (1,467,588)
    Proceeds from sale of securities sold short       2,022,563
    Changes in assets and liabilities:
      Decrease in receivables                           125,619
      Decrease in other assets                            2,686
      Decrease in due to broker                      (3,645,147)
      Decrease in payables                              (20,768)

           Net cash provided by operating activities  3,379,649

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                             150,192
  Payments for shares redeemed                       (3,378,464)
  Payments for distributions to shareholders                  0


           Net cash used in financing activities     (3,228,272)

NET INCREASE IN CASH AND CASH EQUIVALENTS               151,377

CASH AND CASH EQUIVALENTS - Beginning of year               864

CASH AND CASH EQUIVALENTS - End of period              $152,241

SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION:
  Cash paid during the period for interest            $  28,104


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2019 (UNAUDITED)


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models, enterprise valuation analysis, comparable security analysis and conversion value.


Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian in the amount of $152,241.
Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose.

Broker Balances-The Fund has established an account with a prime broker (Citigroup) for the purpose of purchasing securities on margin. At June 30,2019, the fund did not have a margin account balance for securities purchased on margin. The Fund pledges sufficient cash and securities as collateral for the margin account, if any, held by the custodian. As the valuation of such securities fluctuates, the Fund may be required to pledge additional securities as collateral.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

Recent Accounting Pronouncements-In March 2017, the FASB issued ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs ("ASU 2017-08"). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortitized to the security's earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security's maturity date.
The amendments in ASU 2017-08 do not require any changes of treatment to securities held at a discount. ASU 2017-08 is effective on October 1, 2019, with early adoption permitted. Although the Fund is still evaluating the effect of ASU 2017-08, it does not expect the amendments to have a material impact on its financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)-Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurements. ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for the fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments is the ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund is currently evaluating the potential impact of this guidance on the Fund's financial statements and disclosures.

3.   FAIR VALUE MEASUREMENTS

FASB ASC Topic 820, Fair Value Measurement ("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of June 30, 2019:

                     Level1      Level2      Level3      Total
Convertible
Preferred Stock    $529,775  $1,302,475          $0  $1,832,250
Convertible Bonds         0  32,286,482           0  32,286,482
Convertible Bonds Units   0   1,343,258           0   1,343,258
Corporate Bonds           0      76,193           0      76,193
Common Stock      2,279,786   1,484,491           0   3,764,277
Warrants          2,805,791           0      12,414   2,818,205
Call Options         42,500           0           0      42,500
Escrow                    0           0      37,095      37,095

Total
Investments      $5,657,852 $36,492,899     $49,509 $42,200,260

The following table summarizes the Fund's common stock industry concentrations as of June 30, 2019:

                        Level1     Level2     Level3       Total
Cable & Satellite TV 2,220,475          0         0   2,220,475
Forestry & Paper             0      5,411         0       5,411
Media Content                0  1,332,800         0   1,332,800
Software/Services        6,751          0         0       6,751
Specialty Retail             0    146,280         0     146,280
Trucking & Delivery     52,560          0         0      52,560


Total Common Stock   $2,279,786 $1,484,491        $0  $3,764,277

The following table summarizes the inputs used to value the Fund's securities sold short as of June 30, 2019:


                     Level1    Level2   Level3      Total
Common Stock
Energy-Exploration $525,894       $0        $0   $525,894
& Production

Call Options              0        0         0          0

Total securities
  sold short       $525,894       $0        $0   $525,894

The following is a reconcilation of Level 3 assets for which significant unobservable inputs were used to determine fair value:


                            Warrants   Escrow
Balance as of
  December 31, 2018          $12,127  $43,343
Realized gain(loss)                0        0
Net change in appreciation       287   (6,248)
   (depreciation)
Purchases                          0        0
Sales/return of capital            0        0
Transfers into Level 3             0        0
Transfers out of Level 3           0        0
Balance as of
  June 30, 2019              $12,414  $37,095

For the six months ended June 30, 2019, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:


Warrants       Escrow
$287          $(6,248)



Topic 820 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of June 30, 2019. The table includes Level 3 investments with values derived from third parties. Such investments may be based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		 Fair Value at    Valuation   Unobservable Amount/
Description    June 30, 2019      Technique    Inputs       Range
Assets:

Warrant            $12,414     Discount to     Liquidity    50%
                               Black-Sholes    Discount
                               pricing model
Escrow             $25,794     Broker quote
Escrow              $7,613     Bankruptcy Plan


The significant unobservable input used in the fair value measurement of the Fund's Level 3 warrants is a liquidity discount. A significant and reasonable increase or decrease in the unobservable inputs for any of these Level 3 investments would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.



4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC Topic 815,
Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the six months ended June 30, 2019, the Fund held warrants which are considered derivative instruments under Topic
815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. The fair value of warrants as of June 30, 2019 was $2,818,205 and is included in investments on the statement of assets and liabilities.

As of and for the six months ended June 30, 2019, the Fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. The fair value of call options as of June 30, 2019 was $42,500 and is included in investments on the statement of assets and liabilities.


Realized gains and losses on derivative instruments are included in net realized gain on investments on the statement of operations. Change in unrealized appreciation (depreciation) on derivative instruments is included in net change in unrealized appreciation of investments and securities sold short on the statement of operations.

The following table summarizes the net realized gain
(loss) and net change in unrealized appreciation (depreciation) on derivative instruments for the six months ended June 30, 2019:

                                       Change in Net
                 Net Realized       Unrealized Appreciation
Derivative        Gain (loss)         (Depreciation)
Warrants                   $0              $574,089
Call Options            6,678              (128,193)
                       $6,678               445,896


The following table summarizes transactions in derivative contracts for the six month ended June 30, 2019:

                                    Call
                       Warrants   Options
Held as of
 December 31, 2018   1,028,570      100
Purchased              584,630        6
Sold/exercised               0      (59)

Held as of
 June 30,2019        1,613,200       47

FASB ASU No. 2011-11, Balance Sheet (Topic 210):
Disclosures about Offsetting Assets and Liabilities
("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and
Liabilities ("ASU 2013-01"), clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
As of and for the six months ended June 30, 2019, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.



5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component of net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On May 15, 2019, the Fund offered to repurchase shares as of June 30, 2019, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2019.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding

Shares sold                          8,089
Shares redeemed                   (226,173)

Net decrease                      (218,084)

Shares outstanding at the
beginning of year                2,369,336
Shares outstanding at the
end of the period                2,151,252

6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's
Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. received management fees for the six months ended June 30, 2019 based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                       Net Assets
                                        in Excess
                                      of $20,000,000  Net Assets
                First $20,000,000       up to       in Excess of
 Net Assets       in Net Assets       $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


On August 1, 2019, the Fund's directors unanimously approved an amendment to the management fee schedule in the Fund's
Investment Advisory Agreement. Beginning August 1, 2019,
Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule.


                                      Net Assets
                First $20,000,000       up to
 Net Assets       in Net Assets       of $20,000,000

Annual management
 fee rate               2.00%              1.00%


As of June 30, 2019, certain employees and affiliates of the Investment Advisor held 14.04% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm's length trancaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $6,000 for their service to the Fund during 2018.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES

FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2015 - 2018 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.


At December 31, 2018, the Fund had no undistributed ordinary income, undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At June 30, 2019, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments on Statement of Assets
  and Liabilities                                $44,698,686

  Amortization and accretion cost adjustments
  not included in tax cost basis                    (198,552)

  Cost of investments for tax purposes           $44,500,134

  Proceeds of securities sold short on               565,837
  Statement of Assets and Liabilities

  Gross tax unrealized appreciation                3,396,621
  Gross tax unrealized depreciation               (5,656,553)

  Net tax unrealized depreciation on investments $(2,259,932)


8. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of investments were $28,356,118 and $36,360,098, respectively. There were no purchases or sales of long-term U.S. government securities.

9.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At June 30, 2019, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:



Pharmaceuticals                        10.2%
Software/Services                       9.5%
Media Content                           7.2%
Cable & Satellite TV                    6.8%
Tech Hardware & Equipment               6.3%
Electronics                             6.1%
Banking                                 5.6%
Specialty Retail                        5.6%
Diversified Capital Goods               5.0%
Integrated Energy                       4.1%
Brokerage                               3.0%
Medical Products                        2.9%
Health Services                         2.5%
Oil Refining & Marketing                2.3%
Media - Diversified                     2.1%
Trucking & Delivery                     2.1%
Food - Wholesale                        2.0%
Air Transportation                      1.6%
Oil Field Equipment & Services          1.5%
Aerospace/Defense                       1.4%
Electric-Generation                     1.4%
Building & Construction                 1.3%
Metals/Mining Excluding Steel           1.3%
Gas Distribution                        1.3%
Environmental                           1.3%
Support-Services                        1.3%
Cons/Comm/Lease Financing               1.1%
Transport Infrastructure/Services       1.1%
Energy - Exploration & Production	1.1%
Hotels                                  1.0%
Telecom - Wireless                      1.0%
Chemicals                               0.0%
Forestry/Paper                          0.0%

At June 30, 2019, the Fund's securities
sold short by industry concentrations
(as a percentage of net assets) were as follows:

Energy-exploration & Production         -1.3%



10.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has valuated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *
ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Five-Year Period Ended June 30, 2019

                         Six Months
                          Ended
                      June 30, 2019  2018     2017     2016     2015
Net Asset Value-
 Beginning of Year        $16.79   $18.76   $16.69   $14.93   $19.07

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
  income(loss)(a)          (0.01)   (0.13)    (0.18)   (0.03)    0.04
Net realized and
 unrealized gains or
 losses on investments      2.63    (0.97)     2.30     1.92    (3.66)
Total from investment
 operations
                            2.62    (1.10)     2.12     1.89    (3.62)
Less distributions
to shareholders:
From net investment
income and short term
capital gains               0.00    (0.85)    (0.00)*  (0.13)   (0.52)
From net
capital gains               0.00     0.00      0.00     0.00     0.00
Return of capital           0.00    (0.02)    (0.05)    0.00     0.00

Total distributions
to shareholders             0.00    (0.87)    (0.05)   (0.13)   (0.52)
Net Asset Value-
 End of year               $19.41   $16.79    $18.76    $16.69   $14.93

TOTAL RETURN(b)            15.60%    (6.13)%   12.71%   12.68%  (19.11)%


RATIOS/SUPPLEMENTAL DATA:
Net assets-
end of year       $41,756,952 $39,773,471  $54,342,928  $53,825,244 $52,155,936
Ratio of expenses
to average net
assets(c)             1.22%       2.47%        2.42%        2.18%     2.27%
Ratio of net
investment income
(loss)to average
net assets           (0.04)%      (0.68)%      (1.04)%      (0.21)%    0.20%
Portfolio turnover
rate                    55%        182%         132%         126%       89%

(a) Net investment income(loss) allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.15% for the six months ended June 30,2019 and 2.26%, 2.22%,2.09%, and 2.01%,for the years ended December 31, 2018,
     2017, 2016, and 2015, respectively.
(*)Distributions is less than $0.005 per share.
See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 847.239.7100 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             235 W. Galena Street
                               Milwaukee, WI  53212


Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March        157,613	  $18.62      *             *

April          -0-

May            -0-

June          68,560      $19.41       *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during the period. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Disclosure of Securities Lending Activities
Registrant did not engage in any securities lending for the period.

Item 13:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.